UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

May 18, 2009

(Date of earliest event reported)

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Virginia	1-13283	23-1184320
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Three Radnor Corporate Center, Suite 300 100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 18, 2009, Penn Virginia Corporation (“PVA”) issued a press release announcing a public offering of shares of its common stock. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the above information and the press release are being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

PVA is actively considering alternatives to improve its liquidity and financial flexibility, including potential long-term debt financing, equity offerings and potential sales of substantial assets, including all or a portion of the partner interests in Penn Virginia GP Holdings, L.P. and Penn Virginia Resource Partners, L.P. that it owns.

Certain federal income tax deductions currently available with respect to oil and gas exploration and development may be eliminated as a result of future legislation.

On February 26, 2009, the White House released President Obama’s budget proposal for fiscal year 2010. Among the changes contained in the budget proposal is the elimination of certain key U.S. federal income tax preferences currently available to oil and gas exploration and production companies. These changes include but are not limited to (i) the repeal of the percentage depletion allowance for oil and gas properties, (ii) the elimination of current deductions for intangible drilling and development costs, (iii) the elimination of the deduction for certain U.S. production activities and (iv) an extension of the amortization period for certain geological and geophysical expenditures.

On April 23, 2009, the Oil Industry Tax Break Repeal Act of 2009, or the Senate Bill, was introduced in the Senate and includes many of the proposals outlined in the budget proposal. It is unclear whether any such changes will actually be enacted or how soon any such changes could become effective. The passage of any legislation as a result of the budget proposal, the Senate Bill or any other similar change in U.S. federal income tax law could eliminate certain tax deductions that are currently available with respect to oil and gas exploration and development, and any such change could negatively impact PVA’s financial condition and results of operations.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Item
99.1	Penn Virginia Corporation press release dated May 18, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2009

Penn Virginia Corporation

By:	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title	Executive Vice President, Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Item

99.1	Penn Virginia Corporation press release dated May 18, 2009